SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

July 21, 2004

Date of report (Date of earliest event reported)

SIRF TECHNOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50669	94-3245315
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

148 E. Brokaw Road San Jose, California	95112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 467-0410

N/A

(Former name and former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 21, 2004, SiRF Technology Holdings, Inc. (“SiRF”) issued a press release regarding SiRF’s financial results for its second fiscal quarter, ended June 30, 2004. The full text of SiRF’s press release is furnished herewith as Exhibit 99.1.

Exhibit	Description
99.1	Press Release dated July 21, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2004

SIRF TECHNOLOGY HOLDINGS, INC.

By:	/s/ Walter D. Amaral
Walter D. Amaral Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

Exhibit 99.1	Press Release issued July 21, 2004.